UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2008

EPIC BANCORP
(Exact name of registrant as specified in its charter)

California	000-50878	68-0175592
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

630 Las Gallinas Ave, San Rafael, California		94903
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (415) 526-6400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01   Other Events.

Epic Bancorp (“Registrant”) announced by press release that Mark Garwood, President and CEO of the Registrant, will participate on the San Francisco Bay Area Panel and will present at Sandler O’Neill’s 2008 West Coast Financial Services Conference at the Ritz-Carlton in San Francisco on March 11, 2008.

A copy of the presentation will be posted to the Investor Relations (Presentation tab) portion of the Epic Bancorp website, www.epicbancorp.com. The presentation and panel discussion is available at www.sandleroneill.com for 30 days after the presentation.

The presentation and press release are not filed but furnished pursuant to Regulation FD.

Item 9.01   Financial Statements and Exhibits

(c)     Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2008	EPIC BANCORP

/s/ Michael E. Moulton

Michael E. Moulton, Chief Financial Officer
(Principal Financial Officer)